UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 23, 2021
Date of report (date of earliest event reported)

UPSTART HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39797	46-4332431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2950 S. Delaware Street, Suite 300
San Mateo, California 94403
(Address of principal executive offices, including zip code)

(650) 204-1000
(Registrant's telephone number, include area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2021, the Board of Directors (the “Board”) of Upstart Holdings, Inc. (“Upstart”) elected Jeff Huber to serve as a Class I director on Upstart’s Board.

Mr. Huber has served as the Founding Chief Executive Officer and Vice Chairman of GRAIL, Inc., a life sciences company, since 2016. From 2003 to 2016, Mr. Huber served as Senior Vice President of Alphabet Inc. (formerly Google Inc.). From 2001 to 2003, Mr. Huber served as Vice President of Architecture and Systems Development at eBay Inc. Prior to joining eBay, he was Senior Vice President of Engineering at Excite@Home. Mr. Huber is a board member of Electronic Arts (EA). Mr. Huber holds a B.S. in Computer Engineering from the University of Illinois and an M.B.A. from Harvard Business School. Mr. Huber was selected to serve on our Board because of his extensive experience as an executive in online companies that apply rapidly changing technology.

In accordance with Upstart’s Outside Director Compensation Policy (the “Policy”), a copy of which is filed as Exhibit 10.7 to Amendment No. 2 to Upstart’s Registration Statement on Form S-1, Mr. Huber is eligible to receive the standard compensation and equity awards provided to Upstart’s non-employee directors for their services pursuant to the Policy.

Upstart will enter into its standard form of indemnification agreement with Mr. Huber, the form of which is filed as Exhibit 10.1 to Amendment No. 2 to Upstart’s Registration Statement on Form S-1. Mr. Huber has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act. There are no arrangements or understandings between Mr. Huber and any other persons pursuant to which Mr. Huber was appointed a director of Upstart.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSTART HOLDINGS, INC.
Dated: June 28, 2021	By:	/s/ Alison Nicoll
Alison Nicoll
General Counsel